                           WAIVER AND AMENDMENT NO. 4
                         TO LOAN AND SECURITY AGREEMENT

                  THIS WAIVER AND AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of September 29, 2004 and is by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation, and the other parties identified as Lenders on the signature pages hereto (collectively, "Lenders"), on the one hand, and WABASH NATIONAL CORPORATION, a Delaware corporation, Wabash National, L.P., a Delaware limited partnership, WNC Cloud Merger Sub, Inc., an Arkansas corporation, and FTSI Distribution Company, L.P., a Delaware limited partnership (collectively, "Borrowers"), on the other hand. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement referred to herein below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, Lenders and Borrowers are parties to a Loan and Security Agreement, dated as of September 23, 2003 (as the same has been and may be amended, or modified from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrower;

                  WHEREAS, Borrowers have requested that Lenders (i) waive the requirement that certain appraisals be delivered during the 2004 fiscal year as required under Section 2.10 of the Loan Agreement and (ii) amend the Loan Agreement in certain respects; and

                  WHEREAS, Lenders have agreed to do so on the terms and subject to the conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

                  1. Waiver. Subject to the satisfaction of the conditions set forth in Section 4 below, and in reliance on the representations set forth in
Section 5 below, Agent and Lenders hereby waive the requirement set forth in
Section 2.10 of the Loan Agreement that certain appraisals of Inventory, Bill and Hold Inventory and Trailer Inventory be obtained during the 2004 fiscal year. This is a limited waiver and shall not be deemed to constitute a waiver of, or consent to, any current or future breach of the Loan Agreement or any of the other Loan Documents or any other requirements of any provision of the Loan Agreement or any other Loan Documents.

                  2. Amendments. Subject to the satisfaction of the conditions set forth in Section 4 below, and in reliance upon the representations and warranties set forth in Section 5 below, the Loan Agreement is hereby amended as follows:

                  (a) Section 2.10 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "2.10    Collateral Protection Expenses; Appraisals.

                           All commercially reasonable out-of-pocket expenses
                  incurred in protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, and any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be jointly and severally borne and paid by Borrowers. If Borrowers fail to promptly pay any portion thereof when due, Agent may, at its option, but shall not be required to, pay the same and charge one or more Borrowers therefor. On an annual basis commencing on January 1, 2005, at Borrowers' joint and several expense, (i) as requested by Agent or Majority Lenders in their reasonable credit judgment or (ii) promptly after any period of 10 consecutive days during which Availability is less than $30,000,000 Agent shall (A) obtain a desk top appraisal of the Inventory, the Bill and Hold Inventory and the Trailer Inventory of the Companies conducted by an employee of Agent or a third party appraiser reasonably acceptable to Agent and
                  (B) obtain an appraisal of the Inventory, the Bill and Hold Inventory and the Trailer Inventory of the Companies from a third party appraiser reasonably acceptable to Agent, each of which appraisals shall include an assessment of the net orderly liquidation percentage of each category or type of Inventory, Bill and Hold Inventory and Trailer Inventory. Additionally, from time to time, if Agent or any Lender determines that obtaining appraisals is necessary in order for it to comply with applicable laws or regulations, and at any time if a Default or an Event of Default shall have occurred and be continuing, Agent may, and at the direction of the applicable Lender, Agent shall, at Borrowers' joint and several expense, obtain appraisals from appraisers (who may be personnel of Agent), stating the then current fair market value of all or any portion of the real Property or personal Property of any Company, including without limitation the Inventory of any Company."

                  (b) Subsection 3.3.2 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "3.3.2 [INTENTIONALLY OMITTED]"

                  (c) Subsection 8.1.4 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "Borrowing Base Certificates. On or before the 20th day after each fiscal quarter from and after the date hereof, Borrowers shall deliver to Agent, in form acceptable to Agent, a Borrowing Base Certificate as of the last day of the immediately preceding fiscal quarter, with such supporting materials as Agent shall reasonably request. On or before the 20th day after each month from and after the date hereof (other than a month that is the end of a fiscal quarter), Borrowers shall deliver to Agent, in form and acceptable to Agent, an interim Borrowing Base Certificate as of the last day of the immediately preceding month calculated in a manner acceptable to Agent; provided, that if Availability is less than $30,000,000 for any period of 10 consecutive days, Borrowers shall deliver a fully updated Borrowing Base Certificate for the month ending subsequent to the last day of such period. If (a) Borrowers deem it advisable, (b) Agent so requests in its reasonable discretion or (c) Availability is less than $15,000,000, Borrowers shall execute and deliver to Agent Borrowing Base Certificates updating on a weekly basis Eligible Accounts information, Eligible Inventory information relating to finished goods and work-in process, Eligible Trailer Inventory information and Eligible Bill and Hold Inventory information. All Borrowing Base Certificates shall reflect all information for each Borrower on a Consolidated and consolidating basis."

                  (d) Subsection 8.2.8 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "8.2.8 Capital Expenditures. Make Capital Expenditures (including, without limitation, by way of capitalized leases) which, in the aggregate, as to all Borrowers and all of Borrowers' Subsidiaries, exceed (i) $10,000,000 during the fiscal year ending December 31, 2003, (ii) $10,000,000 during the fiscal year ending December 31, 2004, (iii) $20,000,000 during the fiscal year ending December 31, 2005 or (iv) $15,000,000 during any subsequent fiscal year, except that 50% of the unused portion of the Capital Expenditure allowance for any fiscal year may be carried over to the immediately succeeding fiscal year only, to be used in such succeeding fiscal year after all of the Capital Expenditure allowance for that year has been used."

                  (e) Appendix A to the Loan Agreement is hereby amended as follows:

                  (i) the definition of "Applicable Margin" is hereby hereby amended and restated in its entirety, as follows:

                  "Applicable Margin - from September ___, 2004 to, but not including, the first Adjustment Date (as hereinafter defined) the percentages set forth below with respect to the Base Rate Revolving Portion, the Base Rate Term Portion, the LIBOR Revolving Portion, the LIBOR Term Portion and the Unused Line Fee:

                   Base Rate Revolving Portion           0.25%
                   Base Rate Term Portion                0.25%
                   LIBOR Revolving Portion               2.25%
                   LIBOR Term Portion                    2.25%
                   Unused Line Fee                       0.375%

                  The percentages set forth above will be adjusted 3 days following delivery by Borrowers to Agent of the financial statements required to be delivered pursuant to subsection 8.1.3(ii) of the Agreement for each March 31, June 30, September 30 and December 31 during the Term, commencing with the financial statements required to be delivered for the month ending September 30, 2004 (each such date, an "Adjustment Date"), effective prospectively on the first day of the month immediately following such delivery, by reference to the applicable "Financial Measurement" (as defined below) for the four quarters most recently ending in accordance with the following:

         ----------------------------------- -------------- ------------- -------------- ------------- --------------
                                              Base Rate      Base Rate       LIBOR       LIBOR Term    Unused Line
                                              ----------     ----------      ------      -----------   -----------
               Financial Measurement          Revolving     Term Portion   Revolving       Portion          Fee
               ---------------------          ----------    ------------   ----------      -------          ---
                                                Portion                      Portion
                                                -------                      -------
         ----------------------------------- -------------- ------------- -------------- ------------- --------------
         Less than 1.75 to 1.00                  0.25%         0.25%          2.25%         2.25%         0.375%
         ----------------------------------- -------------- ------------- -------------- ------------- --------------
         Greater than or equal to 1.75 to        0.00%         0.00%          2.00%         2.00%         0.375%
         1.00 and less than 2.50 to 1.00
         ----------------------------------- -------------- ------------- -------------- ------------- --------------
         Greater than or equal to                0.00%         0.00%          1.75%         1.75%         0.250%
         2.50 to 1.00
         ----------------------------------- -------------- ------------- -------------- ------------- --------------

         provided that, (i) if Borrowers' audited financial statements for any fiscal year delivered pursuant to subsection 8.1.3(i) of the Agreement reflect a Financial Measurement that yields a higher Applicable Margin than that yielded by the monthly financial statements previously delivered pursuant to subsection 8.1.3(ii) of the Agreement for the last month of such fiscal year, the Applicable Margin shall be readjusted retroactively for the period that was incorrectly calculated, (ii) if Borrowers fail to deliver the financial statements required to be delivered pursuant to subsection 8.1.3(i) or subsection 8.1.3(ii) of the Agreement on or before the due date thereof, the Applicable Margin shall automatically adjust to the highest pricing tier set forth above, effective prospectively from such due date until the next Adjustment Date and (iii) if on any Adjustment Date an Event of Default is in existence, the Applicable Margin shall not be lowered regardless of the Financial Measurement on such Adjustment Date. For purposes hereof, "Financial Measurement" shall mean the Fixed Charge Coverage Ratio."

                  (ii) The definition of "Excess Cash Flow" is hereby deleted in its entirety.

                  3. Scope of Amendment. Subject to the satisfaction of the conditions set forth in Section 4 below and in reliance upon the representations and warranties of Borrowers set forth therein, this Amendment shall have the effect of amending the Loan Agreement as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

                  4. Conditions to Effectiveness. The effectiveness of this Amendment and the amendments contained herein are subject to the satisfaction of the following conditions precedent or concurrent:

                  (a) Agent shall have received a copy of this Amendment executed by Borrowers and the Lenders, together with a reaffirmation of Guaranty Agreement executed by each Guarantor; and

                  (b) No Default or Event of Default shall be in existence.

                  5. Representations and Warranties. To induce Lenders to execute and deliver this Amendment, Borrowers hereby represent and warrant to Lenders that, after giving effect to this Amendment:

                  (a) All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date).

                  (b) No Default or Event of Default has occurred which is continuing.

                  (c) This Amendment, and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                  (d) The execution and delivery by Borrowers of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.

                  6. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                  7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  8. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Amendment.

                           [SIGNATURE PAGES TO FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                                      LENDERS:

                                      FLEET CAPITAL CORPORATION, as Agent
                                      and as a Lender


                                      By: /s/ Christopher M. Wolf
                                         ---------------------------------

                                      Title: V.P.
                                            ------------------------------

                                      NATIONAL CITY COMMERCIAL
                                      FINANCE, INC., as Syndication Agent and
                                      as a Lender


                                      By: /s/ Katheryn C. Ellero
                                         ---------------------------------

                                      Title: V.P.
                                            ------------------------------

                                      GENERAL ELECTRIC
                                      CAPITAL CORPORATION, as a Documentation
                                      Agent and as a Lender


                                      By: /s/ Dwayne L. Coker
                                         ---------------------------------

                                      Title: Duly Authorized Signatory
                                            ------------------------------

                                      WACHOVIA BANK,
                                      NATIONAL ASSOCIATION, as a
                                      Documentation Agent and as a Lender


                                      By: /s/ Monica N. Cole
                                         ---------------------------------

                                      Title: V.P.
                                            ------------------------------

                                      MERRILL LYNCH CAPITAL, a Division of
                                      Merrill Lynch Business Financial Services,
                                      Inc., as a Lender


                                      By: /s/ Richard Holston
                                         ---------------------------------

                                      Title: V.P.
                                            ------------------------------

                                      WASHINGTON MUTUAL BANK, as a Lender


                                      By: /s/ Deborah Saffie
                                         ---------------------------------

                                      Title: V.P.
                                            ------------------------------

                                      FIFTH THIRD BANK, as a Lender


                                      By: /s/ Steven Kuhn
                                         ---------------------------------

                                      Title: V.P.
                                            ------------------------------

                                      LASALLE BANK NATIONAL ASSOCIATION,
                                      as a Lender


                                      By: /s/ Andrew J. Crask
                                         ---------------------------------

                                      Title: A.V.P.
                                            ------------------------------

                                      BORROWERS:

                                      WABASH NATIONAL CORPORATION


                                      By:   c/o Robert J. Smith
                                         -----------------------------------
                                      Title:  Vice President and Controller
                                            --------------------------------


                                      WABASH NATIONAL, L.P.


                                      By:   c/o Robert J. Smith
                                         -----------------------------------
                                      Title: Vice President and Controller
                                            --------------------------------


                                      WNC CLOUD MERGER SUB, INC.


                                      By:   c/o Robert J. Smith
                                         -----------------------------------
                                      Title: Vice President and Controller
                                            --------------------------------


                                      FTSI DISTRIBUTION COMPANY, L.P.


                                      By:   c/o Robert J. Smith
                                         -----------------------------------
                                      Title: Vice President and Controller
                                            --------------------------------

                                  REAFFIRMATION

                  Wabash National Trailer Centers, Inc., a Delaware corporation, Wabash Financing LLC, a Delaware limited liability company, National Trailer Funding, L.L.C., a Delaware limited liability company, Apex Trailer Leasing & Rentals, L.P., a Delaware limited partnership, Continental Transit Corporation, an Indiana corporation, Wabash National Services, L.P., a Delaware limited partnership, and Cloud Oak Flooring Company, Inc., an Arkansas corporation (each "Guarantor" and collectively, "Guarantors"), hereby (i) acknowledge receipt of a copy of the foregoing Waiver and Amendment No. 4 to Loan and Security Agreement (the "Amendment"); (ii) affirm that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which any Guarantor is a party; and (iii) reaffirm that such Loan Documents and all obligations of the Guarantors thereunder shall continue to remain in full force and effect.

                  IN WITNESS WHEREOF, Guarantors have executed this Reaffirmation on and as of the date of the Amendment.

                                     WABASH NATIONAL TRAILER CENTERS, INC.


                                     By:    c/o Robert J. Smith
                                        -----------------------------------
                                     Title: Vice President and Controller
                                           --------------------------------

                                     WABASH FINANCING LLC


                                     By:    c/o Robert J. Smith
                                        -----------------------------------
                                     Title: Vice President and Controller
                                           --------------------------------

                                     NATIONAL TRAILER FUNDING, L.L.C.


                                     By:    c/o Robert J. Smith
                                        -----------------------------------
                                     Title: Vice President and Controller
                                           --------------------------------

                                     APEX TRAILER LEASING & RENTALS, L.P.


                                     By:    c/o Robert J. Smith
                                        -----------------------------------
                                     Title: Vice President and Controller
                                           --------------------------------

                                     CONTINENTAL TRANSIT CORPORATION


                                     By:    c/o Robert J. Smith
                                        -----------------------------------
                                     Title: Vice President and Controller
                                           --------------------------------

                                     WABASH NATIONAL SERVICES, L.P.


                                     By:    c/o Robert J. Smith
                                        -----------------------------------
                                     Title: Vice President and Controller
                                           --------------------------------

                                     CLOUD OAK FLOORING COMPANY, INC.


                                     By:    c/o Robert J. Smith
                                        -----------------------------------
                                     Title: Vice President and Controller
                                           --------------------------------